UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Agreement and Plan of Merger

On February 16, 2011, Cowen Group, Inc. (the “Company” or “Cowen”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Louisiana Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and LaBranche & Co Inc., a Delaware corporation (“LaBranche”).

The Merger Agreement provides that, subject to the satisfaction of the closing conditions, Merger Sub will be merged with and into LaBranche (the “Merger”) with LaBranche continuing as the surviving corporation in the Merger. As a result of the Merger: (i) each outstanding share of common stock of LaBranche, par value $0.01 per share (“LaBranche Common Stock”), other than shares held in LaBranche’s treasury, will be converted into the right to receive 0.998 shares (the “Merger Consideration”) of Class A common stock of the Company, par value $0.01 per share (“Company Common Stock”) and (ii) each outstanding option to purchase shares of LaBranche Common Stock will be cancelled for no consideration. Immediately following the consummation of the Merger, the Company shall cause LaBranche to be merged with and into Louisiana Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“LLC”), with LLC continuing as the surviving company in such merger.

The transactions contemplated by the Merger Agreement are intended to qualify as a tax-free reorganization for U.S. federal income tax purposes, so that none of the Company, Merger Sub or LaBranche, or any of LaBranche’s stockholders generally will recognize any gain or loss in the transaction.

The Merger Agreement contains customary representations and warranties for a transaction of this type.  These include representations and warranties by LaBranche to the Company regarding, among other things, LaBranche’s corporate organization and capitalization, the accuracy of LaBranche’s reports and financial statements filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the absence of certain changes or events relative to LaBranche since December 31, 2009 and certain specified financial conditions of LaBranche as of the date of the Merger Agreement.  Similarly, the Company and Merger Sub made representations and warranties to LaBranche regarding, among other things, their corporate organization, the Company’s capitalization and the accuracy of the Company’s reports and financial statements filed under the Exchange Act and the absence of certain changes or events relative to the Company and its subsidiaries since December 31, 2009.

LaBranche and the Company have made customary covenants to one another in the Merger Agreement, including, among others, agreements (i) to continue conducting their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain specified kinds of transactions during that period, (iii) that each of LaBranche and the Company will hold a meeting of its respective stockholders to vote upon, in the case of the LaBranche stockholders, the adoption of the Merger Agreement, and, in the case of the Company stockholders, the issuance of the Merger Consideration, and (iv) that, subject to certain exceptions, the LaBranche board of directors and the Company board of directors will each recommend the adoption of the Merger Agreement and issuance of the Merger Consideration, as applicable, by their stockholders.  In addition, LaBranche and the Company have made certain additional customary covenants, including, among others, not to (i) solicit or knowingly facilitate inquiries or proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with alternative business combination transactions.

Closing of the Merger is subject to conditions, including approval of the Merger by holders of a majority of the outstanding LaBranche Common Stock, approval of the issuance of the Merger Consideration by the holders of a majority of the Company Common Stock entitled to vote at the meeting of the Company stockholders, LaBranche meeting certain specified financial conditions, there being no material adverse effect on the Company or LaBranche prior to the effective time of the Merger, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, receipt of applicable regulatory approvals, the effectiveness of the registration statement under the Securities Act of 1933, as amended, covering the shares of Company Common Stock to be issued in the Merger, the approval for listing of such shares by NASDAQ and the delivery of customary opinions from counsel to each of the Company and LaBranche that the transactions contemplated by the Merger Agreement will qualify as a tax-free reorganization for federal income tax purposes.

RCG Holdings LLC (“RCG”), holding 33,576,099 shares of Company Common Stock as of the date of the Merger Agreement, which represented approximately 44.5% of the outstanding shares of Company Common Stock as of such date, has entered into a voting agreement with LaBranche pursuant to which RCG has agreed, among other things, to vote all of the shares of Company Common Stock held by it in favor of the issuance of the Merger Consideration.  The Company has also entered into a voting agreement with certain executive officers of LaBranche, discussed in more detail below.

In connection with the Merger Agreement, the Company entered into employment agreements of two-year term with each of George M.L. LaBranche, IV, the chairman and chief executive officer of LaBranche, and William J. Burke, III, the chief operating officer of LaBranche, in each case effective upon the closing of the transactions contemplated by the Merger Agreement.

Either LaBranche or the Company may terminate the Merger Agreement if, among other circumstances, (i) the Merger is not effective on or before August 31, 2011 or (ii) LaBranche’s stockholders fail to approve the Merger or the Company’s stockholders fail to approve the issuance of the Merger Consideration.  In addition, LaBranche may terminate the Merger Agreement under other circumstances, including: (a) to allow LaBranche to enters into a definitive agreement for an alternative business combination transaction that constitutes a “superior proposal,” if LaBranche concurrently pays the Company a termination fee of $6,250,000 (the “Termination Fee”) or (b) the Company’s board of directors withdrawing or adversely changing its recommendation of the issuance of the Merger Consideration. Among other circumstances, the Company may terminate the Merger Agreement if LaBranche’s board of directors withdraws or adversely changes its recommendation of the Merger.

Under the Merger Agreement, LaBranche will be obligated to pay the Company the Termination Fee, among other circumstances, upon termination of the Merger Agreement in connection with (i) LaBranche’s board withdrawing or adversely changing its recommendation of the Merger or (ii) LaBranche’s entering into a definitive agreement with respect to a “superior proposal.”  In addition, the Merger Agreement provides that the Company will be obligated to pay LaBranche the Termination Fee, among other circumstances, upon termination of the Merger Agreement in connection with the Company’s board withdrawing or adversely changing its recommendation of the issuance of the Merger Consideration.

As described above, the Merger Agreement contains representations and warranties that the Company, Merger Sub and LaBranche made to each other as of the date of the Merger Agreement or other specific dates, and those representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company, Merger Sub and LaBranche and are subject to important qualifications and limitations agreed to by the Company, Merger Sub and LaBranche in connection with negotiating the Merger Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk between the Company, Merger Sub and LaBranche rather than establishing matters as facts.

Voting Agreement

Concurrently with the execution of the Merger Agreement on February 16, 2011, certain of the executive officers of LaBranche entered into a Voting Agreement with the Company (the “Voting Agreement”), pursuant to which they each agreed, among other things, to vote the shares of LaBranche Common Stock held by them in favor of the Merger and against any other proposal or offer to acquire LaBranche.  The individuals who have entered into the Voting Agreement beneficially own in the aggregate 5,123,438 shares of LaBranche Common Stock as of February 16, 2011, which represented approximately 12.5% of the outstanding shares of LaBranche Common Stock as of such date.  In the event that the Merger Agreement is terminated, the Voting Agreement will also terminate.

The foregoing discussion of the Merger Agreement and the Voting Agreement does not purport to be completed and is qualified in its entirety by reference to the full text of  (i) the Merger Agreement, a copy of which is attached to this Form 8-K as Exhibit 2.1, and (ii) the Voting Agreement attached to this Form 8-K as Exhibit 4.1, respectively, which Merger Agreement and Voting Agreement are incorporated in this Item 1.01 by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 17, 2010, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2010, a copy of which is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

In connection with the Merger and pursuant to the terms of the Merger Agreement, the Company agreed to take all action necessary to elect each of George M.L. LaBranche, IV, the chairman and chief executive officer of LaBranche, and Katherine Elizabeth “Wendy” Dietze, a director of LaBranche,  as a director of the Company effective as of, and subject to, the effectiveness of the Merger.

Item 8.01 Other Events.

On February 17, 2011, the Company and LaBranche issued a joint press release announcing entry into the Merger Agreement.  A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated in this item 8.01 by reference.

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the Merger, the Company and LaBranche will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a joint proxy statement of Cowen and LaBranche and that also constitutes a prospectus of Cowen.  Cowen and LaBranche will each mail the final joint proxy statement/prospectus to its respective stockholders.  Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Cowen, LaBranche and the Merger.  Investors and security holders may obtain these documents (and any other documents filed by Cowen or LaBranche with the SEC) free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by Cowen may be obtained free of charge by directing such request to:  Investor Relations, 599 Lexington Avenue, New York, NY 10022 or from Cowen’s Investor Relations page on its corporate website at www.cowen.com and the documents filed with the SEC by LaBranche be obtained free of charge by directing such request to:  Investor Relations, 33 Whitehall Street, New York, NY 10004 or from LaBranche’s Investor Relations page on its corporate website at www.labranche.com.

The directors, executive officers, and certain other members of management and employees of each of Cowen and LaBranche may be deemed to be participants in the solicitation of proxies in favor of the issuance of the Merger Consideration and the Merger, as applicable, from the stockholders of Cowen and from the stockholders of LaBranche, respectively.  Information about the executive officers and directors of Cowen is set forth in the proxy statement for Cowen’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010 and information about the executive officers and directors of LaBranche is set forth in the proxy statement for LaBranche’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2010.

Cautionary Notice Regarding Forward-Looking Statements

This communication may contain forward-looking statements including statements relating to the market opportunity and future business prospects of Cowen and LaBranche.  Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.  Consequently, all forward-looking statements made during this communication are qualified by those risks, uncertainties and other factors.

These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Cowen, LaBranche or others following announcement of the Merger Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the required stockholder approvals, (4) the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement and consummation of the Merger; (6) the ability to recognize the anticipated benefits of the combination of Cowen and LaBranche, including potential cost savings; and (7) the possibility that Cowen or LaBranche may be adversely affected by other economic, business, and/or competitive factors.

Actual results may differ materially and reported results should not be considered an indication of future performance. Please reference the SEC filings of Cowen and LaBranche, which are available on their respective web sites, for detailed descriptions of factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.

Certain statements in this communication relate to future results that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Except for the ongoing obligations of Cowen and LaBranche to disclose material information under the federal securities laws, neither Cowen nor LaBranche undertakes any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit #	Description

2.1	Agreement and Plan of Merger, dated as of February 16, 2011, by and among the Company, Louisiana Merger Sub, Inc. and LaBranche

4.1	Voting Agreement, dated as of February 16, 2011, by and among, the Company and the individuals listed on Schedule A thereto

99.1	Press Release issued by the Company, dated February 17, 2011

99.2	Joint Press Release issued by the Company and LaBranche, dated February 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: February 17, 2011	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel

Exhibit #	Description

2.1	Agreement and Plan of Merger, dated as of February 16, 2011, by and among the Company, Louisiana Merger Sub, Inc. and LaBranche

4.1	Voting Agreement, dated as of February 16, 2011, by and among, the Company and the individuals listed on Schedule A thereto

99.1	Press Release issued by the Company, dated February 17, 2011

99.2	Joint Press Release issued by the Company and LaBranche, dated February 17, 2011